Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

BMW Canada Inc. (the “Company”)
RBC Dominion Securities Inc.
RBC Capital Markets, LLC
together, (the “Specified Parties”)
Re:            BMW Canada Auto Trust, Series 2023-1 – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “BMWCA 2023-1 Prelim Pool-Cut_20230331_W_VIN.xls” provided by the Company on April 25, 2023, containing information on 15,000 automobile retail leases (the “Leases”) as of March 31, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BMW Canada Auto Trust, Series 2023-1. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within CAD$1.00 and dates were within 1 day, unless otherwise stated.
•	The term “Cutoff Date” means March 31, 2023.
•
The term “Permit Documents” means the Vehicle Permit, Application for Vehicle Permit, Permit Request Form, Owner’s Certificate of Insurance and Vehicle License, Vehicle Registration Certificate, or Vehicle Insurance Certificate.

•	The term “CRIF System” means the Company’s Credit Flow System.

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•
The term “ALG Residual File” means an electronic data file entitled “Alg_CA_BMWCAN_M2M_ AVERAGE_20230418.xls” provided by the Company on April 25, 2023, containing the ALG residual amounts on the Leases.

•	The term “ALG Residual Value” means the 2023 ALG Residual Amount contained on the ALG Residual File.
•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value related to the Data File, as described in Exhibit B.
•
The term “Source Documents” means the following information for each Lease provided by the Company:  Motor Vehicle Lease Contract; Permit Documents; Credit Application; Lease Worksheet, Articles of Incorporation; information obtained from the Company’s Customer Express System, CRIF System, and International Funding System; and ALG Residual File.

•	The term “Provided Information” means the Source Documents and Data File Instructions.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected 100 Leases from the Data File (the “Selected Leases”).  A listing of the Selected Leases is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File.

B.
For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Data File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Data File Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions
Lease Number (account_no)	Company’s Customer Express System
First Payment Date (first_pmt_dte)	Motor Vehicle Lease Contract
Adjusted Capitalized Cost Amount (cap_cost_amt)	Motor Vehicle Lease Contract and Data File Instructions
Monthly Base Payment Amount (MonthPmtAmt_WithInsurance)	Motor Vehicle Lease Contract
Original Term to Maturity (term)	Motor Vehicle Lease Contract
Maturity Date (contract_end_dte)	Motor Vehicle Lease Contract
Province/Territory of Registration (reg_province)	Permit Documents and Data File Instructions
Vehicle Identification Number (vin)	Motor Vehicle Lease Contract
Vehicle Model Year (model_year)	Motor Vehicle Lease Contract

2

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions
Manufacturer’s Suggested Retail Price (msrp_amt)	Credit Application, Lease Worksheet, Motor Vehicle Lease Contract, International Funding System
Credit Bureau Score (Credit Bureau Scor)	CRIF System and Data File Instructions
Remaining Term to Maturity (rem_term)	Motor Vehicle Lease Contract and Data File Instructions
Days Past Due (days over)	Company’s Customer Express System and Data File Instructions
Base Residual Value (InvestorRV)	Motor Vehicle Lease Contract, ALG Residual File, and Data File Instructions
C.	For each Selected Lease, we observed the presence of the following in the Source Documents:
•
Permit Documents utilizing the Data File Instructions. We did not perform any procedures to determine if the Permit Documents complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

•	Signed or initialed Original Motor Vehicle Lease Agreement. We make no representation regarding the authenticity of the signatures or initials.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
3

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Irvine, California
May 19, 2023
4

Exhibit A – The Selected Leases

Selected Lease Number	Lease Number	Selected Lease Number		Selected Lease Number	Lease Number
1	******8737	35	******3415	69	******6719
2	******8825	36	******3419	70	******6933
3	******9187	37	******3697	71	******7015
4	******9278	38	******3798	72	******7120
5	******9446	39	******3983	73	******7418
6	******9520	40	******4027	74	******7652
7	******9608	41	******4077	75	******7765
8	******9993	42	******4275	76	******7775
9	******0012	43	******4421	77	******7827
10	******0108	44	******4523	78	******7859
11	******0160	45	******4718	79	******8002
12	******0198	46	******4808	80	******8022
13	******0278	47	******4850	81	******8024
14	******0551	48	******4876	82	******8241
15	******0657	49	******4910	83	******8245
16	******1039	50	******4926	84	******8288
17	******1219	51	******4936	85	******8558
18	******1377	52	******5097	86	******8566
19	******1641	53	******5222	87	******8675
20	******1659	54	******5361	88	******8828
21	******1875	55	******5725	89	******9000
22	******1943	56	******6158	90	******9116
23	******1945	57	******6172	91	******9153
24	******2230	58	******6178	92	******9222
25	******2334	59	******6216	93	******9236
26	******2427	60	******6283	94	******9242
27	******2452	61	******6316	95	******9295
28	******2579	62	******6362	96	******9322
29	******2710	63	******6372	97	******9392
30	******2850	64	******6416	98	******9544
31	******2998	65	******6478	99	******9640
32	******3269	66	******6488	100	******9785
33	******3291	67	******6502
34	******3361	68	******6589
A-1

Exhibit B - Data File Instructions

Attribute	Data File Instructions
Adjusted Capitalized Cost Amount (cap_cost_amt)
Recompute the Adjusted Capital Cost Amount as the difference between:

(i)      the Total Price from the Motor Vehicle Lease Contract, and
(ii)      the sum of:
a.            the Cash Down Payment from the Motor Vehicle Lease Contract, and
b.            the Net Trade-In Allowance from the Motor Vehicle Lease Contract.

Province/Territory of Registration (reg_province)	For Selected Lease #65, use the Articles of Incorporation as the Source Document for the Province/Territory of Registration attribute.
Credit Bureau Score (Credit Bureau Scor)	Recompute the Credit Bureau Score as the greater of: (i) the Borrower’s Bureau Score from the CRIF System, and (ii) the Co-Applicant Bureau Score form the CRIF System, if applicable.
Remaining Term to Maturity (rem_term)
Recompute the Remaining Term to Maturity as of the Cutoff Date as the difference between:

(i)      the Original Term to Maturity from the Motor Vehicle Lease Contract, and
(ii)      the sum of:
a.        the number of months in the year of the Selected Lease’s First Payment Date from the Motor Vehicle Lease Contract; and
b.       the number of months in the period that follows the last day of the year of the Selected Lease’s First Payment Date up to and including the Cutoff Date.

B-1

Attribute	Data File Instructions
Days Past Due (days over)
Recompute the Days Past Due as of the Cutoff Date as follows:

(i)      If the payment received date from the Company’s Customer Express System was before the Cutoff Date:

a.       If the payment due date from the Company’s Customer Express System was prior to or equal to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Company’s Customer Express System; and

b.       if the payment due date from the Company’s Customer Express System was greater than the Cutoff Date, assume the number of Days Past Due to be zero.

(ii)      if the payment received date from the Company’s Customer Express System was after the Cutoff Date:

a.      if the payment due date from the Company’s Customer Express System was equal to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment received date from the Company’s Customer Express System; and

b.       if the payment due date from the Company’s Customer Express System was not equal to the Cutoff Date, assume the number of Days Past Due to be zero.

(iii)      if the payment received date from the Company’s Customer Express System was equal to the Cutoff Date and the payment due date from the Company’s Customer Express System was equal to the Cutoff Date, assume the number of Days Past Due to be zero.

Base Residual Value (investorRV)	Recompute the Base Residual Value as the lesser of:

B-2

Attribute	Data File Instructions
(i) the Estimated Residual Value from the Motor Vehicle Lease Contract, and (ii) the ALG Residual Value.
Permit Documents
Observe the Permit Documents for each Selected Lease listing the Company’s security interest in the motor vehicle was listed as “BMW Canada Inc.”, “BMW Financial Services Canada, A Division of BMW Canada Inc.”, or “BMW Financial Services Canada”; and named as the owner or lessor of the vehicle on any of the observed Permit Documents.

For Selected Leases #20 and #82, use the Motor Vehicle Lease Contract and observe that the Company’s security interest in the motor vehicle is listed as “BMW Financial Services Canada, A Division of BMW Canada Inc.” and named as the assignee of the vehicle.

B-3